                                                                   EXHIBIT 10.21


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


                         CONSULTANT SERVICES AGREEMENT
                                    BETWEEN
                        ROSEWOOD THERAPY SERVICES, INC.
                                      AND
                     ROSEWOOD CARE CENTER, INC.  OF ALTON



      THIS CONSULTANT SERVICES AGREEMENT (Agreement) is made and entered into this 1st day of July, 1998, by and between ROSEWOOD THERAPY SERVICES, INC. ("RTS") and ROSEWOOD CARE CENTER, INC. OF ALTON ("Rosewood").

                             W I T N E S S E T H
                             - - - - - - - - - -

      WHEREAS, Rosewood is a skilled nursing facility that provides comprehensive rehabilitation and long term care services to persons needing such services, including where medically indicated, physical, occupational and speech therapy services (collectively "the Services");

      WHEREAS, RTS employs and/or contracts with persons possessing the requisite licenses, education and training to provide the Services to patients of Rosewood, and

      WHEREAS, Rosewood and RTS desire to enter into this Agreement for RTS to provide the Services to patients of Rosewood according to the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties covenant and agree as follows:

      1.  SERVICES OF RTS.  RTS shall provide the Services at the fee set
          ---------------
forth in Exhibit A, copies of which is attached hereto and incorporated herein by reference, with the same care and attention that is customarily provided by RTS to all RTS patients. RTS shall provide the Services in accordance with all applicable clinical, legal and ethical standards and within the standards of practice for quality care generally recognized within the community in which the Services are provided.

      2.  NO DISCRIMINATION.  RTS shall provide the Services without
          -----------------
differentiation or discrimination because of race, color, sex, national origin, religion, political affiliation, age, disability or method of payment.

      3.  REIMBURSEMENT FOR SERVICES.  Rosewood shall compensate RTS for the
          --------------------------
Services provided under this Agreement as set forth on Exhibit A.

      4.  RECORDS RETENTION.  RTS shall keep and maintain at the Rosewood
          -----------------
facility such records of the Services rendered by RTS under this Agreement as may be required by federal, state or local governmental agencies or by Rosewood or its auditors. Pursuant to Section 1395x(V)(1)(1) of Title 42 of the United States Code, with respect to any Services furnished under the terms of the Agreement, the value or cost of which is ten thousand dollars ($10,000.00) or more over a twelve (12) month period, until the expiration of four (4) Year(s) after the termination of this Agreement, RTS shall make available, upon written request of the Secretary of the United Sates Department of Health and Human Services, or upon request of the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a


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

copy of this Agreement and such books, documents and records as are necessary to certify the nature and extent of the costs of the Services provided by RTS under this Agreement.

      5.  RELATIONSHIP OF PARTIES.  The relationship between Rosewood and RTS
          -----------------------
is solely that of two independent parties contracting with each other at arm's length for the purpose of effectuating the provisions of this Agreement. None of the provisions of this Agreement are intended to create, nor shall be deemed or construed to create, any other relationship; neither party, nor their respective agents, employees or representative shall be deemed the agent, employee or representative of the other (except as expressly provided herein), and no joint venture or partnership shall result from this Agreement. Each party shall be solely responsible for and shall comply with all state and federal laws pertaining to employment taxes, income withholding, unemployment compensation contributions and other employment-related statutes applicable to that party.

      6.  INSURANCE.  Each party shall, at such party's sole cost and
          ---------
expense, maintain general and professional liability insurance in such amounts as are necessary to insure the other party and such other party's agents, servants and employees, against any claim for damages arising from or as a result of the performance by the insuring party or the failure of the insuring party to perform any of its obligations under this Agreement.

      7.  TERM OF AGREEMENT.  This Agreement shall become effective on July
          -----------------
1, 1998, and terminate on June 30, 1999, unless earlier terminated as set forth in Section 8. This Agreement is automatically renewed annually unless Notice of Termination is given by either party at least ninety (90) days' prior to the anniversary date.

      8.  TERMINATION.  Either party may terminate this Agreement if they are
          -----------
unable to agree to changes in the Fee Schedule set forth on Exhibit A to this Agreement during the applicable time period. Upon such termination, no party shall have any further obligations hereunder, except for obligations accruing prior to the date of termination.

      9.  GOVERNING LAW.  This Agreement shall be governed by and construed
          -------------
in accordance with the laws of the State of Illinois.


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      10.  AMENDMENTS.  This Agreement may be amended or modified only by a
           ----------
writing signed by both parties.

      11.  SEVERABILITY.  This Agreement shall be construed to be in
           ------------
accordance with federal and state statutes and Medicare, Medicaid and intermediary carrier rules, regulations, principles and interpretations regarding reimbursement and rates charged to patients. If any provision of this Agreement, or any portion thereof, is found to be invalid, illegal or unenforceable, under any applicable statute or rule of law, then such provision or portion thereof shall be deemed omitted, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      12.  NO OBLIGATION TO THIRD PARTIES.  None of the obligations and
           ------------------------------
duties of Rosewood or RTS under this Agreement shall in any manner be deemed to create any obligation of Rosewood or RTS to, or any rights in, any person or entity not a party to this Agreement.

      13.  TERMINATION FOR LOAN DEFAULT.  RTS and Rosewood agree that the
           ----------------------------
holder of any mortgage on the real estate which constitutes the skilled nursing facility premises operated by Rosewood may terminate this Agreement upon thirty (30) days' prior written notice of such termination if there is a default under the loan documents.

      IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be executed on the day and year first written above.



ROSEWOOD THERAPY                       ROSEWOOD CARE CENTER, INC. OF
SERVICES, INC.                         ALTON

By:/s/ Larry Vander Maten              By:/s/ Larry Vander Maten
   --------------------------------       ---------------------------------
      Larry Vander Maten                     Larry Vander Maten
      President                              President




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



                                   EXHIBIT A
                                   ---------
                                 FEE SCHEDULE
                                 ------------


Rosewood agrees to pay for billable direct patient services performed on one or more of the following basis, as determined by agreement of the parties. Charges will be based on rates as set forth below:

PLEASE NOTE THAT THIS SCHEDULE COVERS PATIENTS WITH MEDICARE, PRIVATE PAY, MANAGED CARE AND ALL OTHER COVERAGES.

1. Physical Therapy Services

      Compensation:     Rate of $45.00 per hour

2. Occupational Therapy Services

      Compensation:  Rate of $45.00 per hour

3. Speech Therapy Services

      Compensation:     Rate of $45.00 per hour



All charges set forth above may be changed by RTS at any time upon not less that sixty (60) days notice to Rosewood. If Rosewood objects to such increase and RTS and Rosewood cannot otherwise reach an agreement, notification of such increase shall constitute "cause" for purposes of termination under Paragraph 8 of the Agreement.


Rosewood Care Center, Inc. of Alton       Rosewood Therapy Services, Inc.



/s/ Larry Vander Maten                    /s/ Larry Vander Maten
---------------------------------         --------------------------------------
President                                 President


July 1, 1998                              July 1, 1998
---------------------------------         --------------------------------------
Date                                      Date


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